                                                                    EXHIBIT 99.3

                                                     [DEPARTMENT OF ENERGY LOGO]

                                 Final Report on
                               Price Manipulation
                               in Western Markets

                             Docket No. PA02-02-000
                                Donald J. Gelinas
                            Associate Director - OMTR
                      Federal Energy Regulatory Commission
                                 March 26, 2003

                                                     [DEPARTMENT OF ENERGY LOGO]

                                  Introduction

o On February 13, 2002 the Commission ordered a Staff investigation into the potential manipulation of electricity and natural gas prices.

o Staff found evidence of manipulation of both electricity and natural gas markets.

o Staff proposes a series of generic and company-specific remedies for the market flaws and abuse found in the Investigation.

                                                     [DEPARTMENT OF ENERGY LOGO]


                                      GAS

o Spot gas prices at the California border reflected extraordinary basis differentials that far exceeded the cost of transportation

o Dysfunctions in the natural gas market fed off misconduct, including gas transaction misreporting and wash trading

o There was a misperception that the Topock delivery point was a liquid market

o In fact, a single trader at Topock/1/ engaged in rapid-fire trading for volumes many times the company's needs

o That single trader's actions led to an increase in the daily average price of gas of $8.54/MMBtu in December 2000

--------------------
1.   This reference is to an employee of a subsidiary of Reliant Resources, Inc.

                                                     [DEPARTMENT OF ENERGY LOGO]


GAS

o Market participants attempted to manipulate published price indices through epidemic false reporting

o Spot gas prices were not the product of a well-functioning competitive market

o Spot gas prices for the California Refund Proceeding therefore should be replaced. Staff recommends producing-area prices plus transportation for setting the clearing price, thereby reducing gas costs by $7.03 in southern California and $4.18 in northern California, or about $5.60 on average over the 9 month refund period

o Generators should be able to recover their costs on a dollar-for-dollar basis, but the California gas indices should not be use to set the market-clearing price.

                                                     [DEPARTMENT OF ENERGY LOGO]


ELECTRIC

o The Cal ISO's and Cal PX's filed tariffs have contained anti-gaming provisions since the Cal ISO's Operations Date

o These provisions identify various abuses and misconduct, such as taking unfair advantage of market rules, excessive pricing or bidding, and behavior that is not consistent with competitive markets and provide for the imposition of sanctions and penalties

o The Enron trading strategies, economic withholding, and inflated bidding all violate the Cal ISO and Cal PX tariffs' anti-gaming provisions

o Staff recommends the issuance of a number of show cause orders to determine the appropriate remedies for such violations

                                                     [DEPARTMENT OF ENERGY LOGO]


ELECTRIC

o Staff recommends that over 30 entities be directed to show cause why their behavior did not constitute gaming or other anomalous market behavior in violation of the Cal ISO and/or Cal PX tariffs and why they should not disgorge any unjust enrichment related to their misconduct

o These companies include AEP, Aquila, Avista, BPA, Coral Power, Duke, Dynegy, Enron, Idaho Power, LADWP, Mirant, PG&E, PacifiCorp, Portland General, Powerex, Reliant, Sempra, Sierra Pacific, Southern California Edison, and Williams

                                                     [DEPARTMENT OF ENERGY LOGO]


ELECTRIC

o Staff recommends that Reliant Energy Services and BP Energy be directed to show cause why their market-based rate authority should not be revoked in light of their apparent manipulation of electricity prices at the Palo Verde trading hub

o Staff recommends that Enron be directed to show cause why its power marketers' market-based rate authority and its gas marketers' blanket marketing certificate should not be revoked in light of Enron's numerous apparent instances of gaming, manipulation of gas prices, and failure to disclose changes in market share

                                                     [DEPARTMENT OF ENERGY LOGO]


ELECTRIC

o Staff recommends that certain sellers in the California spot markets be directed to show cause why their bidding behavior did not constitute economic withholding and inflated bidding in violation of the Cal PX's and Cal ISO's tariffs and why they should not disgorge any unjust enrichment related to their misconduct

o These companies are Enron, BPA, Dynegy, Idaho Power, LADWP, Mirant, PowerEx, Reliant and Williams

                                                     [DEPARTMENT OF ENERGY LOGO]


ELECTRIC

Western Long-Term Contracts

o Market Dysfunction in California short-term markets affected long-term contracts

o Analysis shows that spot power prices correlate with long-term contract prices, especially 1-2 year contracts

o Spot prices in the Northwest during January-June costs 2001 appear considerably out of line with input costs

o Staff recommends using the analysis in the Report to inform ongoing long-term contract proceedings and other complaints that long-term contracts are not J&R.

                                                     [DEPARTMENT OF ENERGY LOGO]


Other Staff Recommendations

o Amend Sections 284.284 and 284.402 of the regulations to provide explicit guidelines or prohibitions for trading natural gas under Commission blanket certificates.

o Consider a generic proceeding to develop appropriate reporting and monitoring requirements for sellers of natural gas under the Commission's blanket certificates.

o Condition all electric market-based rates and natural gas blanket marketing certificates on the companies providing complete, accurate, and honest information to any entity that publishes the price indices.

                                                     [DEPARTMENT OF ENERGY LOGO]

Other Staff Recommendations

Natural Gas and Electricity Price Indices:

o    Require that only actual trade data be used to construct the price indices.

o Require that data sent to firms publishing price indices be provided by the risk management office of the company, not the trading desk or a trader, and be certified by the chief risk officer.

o Encourage standard product definitions for published natural gas and electricity price indices and standard methodologies for calculating the price indices.

                                                     [DEPARTMENT OF ENERGY LOGO]

Other Staff Recommendations

o Require Dynegy, Aquila, AEP, El Paso Merchant Energy, Williams, Reliant, Duke, Mirant, Coral, CMS, and Sempra Energy Trading to demonstrate that they have ceased selling natural gas at wholesale or that:

o Those employees, including trading desk heads and managers, who participated in manipulations or attempted manipulations of the published price indices have been disciplined

o The company has a clear code of conduct in place for reporting price information

o All trade data reporting is done by an entity within the company that does not have a financial interest in the published index (preferably the chief risk officer)

o The company is cooperating fully with any government agency investigating its past price reporting practices

                                                     [DEPARTMENT OF ENERGY LOGO]


Other Staff Recommendations

Wash Trading, Monitoring and Record Keeping

o Establish specific rules banning any form of prearranged wash trading and prohibiting the reporting of any affiliate trading activities through industry indices.

o Condition blanket gas marketing certificates, as well as electric market-based rates, to require that sellers who use trading platforms use only those trading platforms that agree to provide the Commission with full access to trade reporting and order book information for the trading systems and agree to adhere to appropriate monitoring requirements.

                                                     [DEPARTMENT OF ENERGY LOGO]


Team Members

Don Gelinas, Team Lead
John Delaware, Deputy Team Lead

        FERC Staff                              Outside Consultants
        ----------                              -------------------
        Rich Armstrong                          Matt Barmack
        Bill Booth                              Hank Bessembinder.
        Bob Flanders                            Edward Kahn
        David Hunger                            Robert Pindyck
        John Kroeger                            Michael Quinn
        Eugene Lee                              Chester Spatt
        Peter Simonyi                           Analysis Group/Economics
        Tim Smith                               Aspen Systems Corp
        Marlene Stein